Rothschild Asset Management Inc.

Rothschild U.S. Large-Cap Core Fund
Rothschild U.S. Large-Cap Value Fund
Rothschild U.S. Small/Mid-Cap Core Fund
Rothschild U.S. Small-Cap Core Fund
Rothschild U.S. Small-Cap Value Fund
Rothschild U.S. Small-Cap Growth Fund

Supplement dated October 7, 2015 to
Prospectus dated December 22, 2014, as amended

On August 17, 2015, the Board of Trustees of the Professionally Managed Portfolios (“PMP”) approved the reorganization of the above Rothschild Funds into newly created funds with essentially the same investment objectives and policies and which will be part of a series of Pacific Funds Series Trust.  The reorganization will be structured as a tax-free reorganization for federal tax purposes and is subject to a number of conditions, including the approval by the Board of Trustees of Pacific Funds Series Trust and the receipt of approval by the shareholders of the Rothschild Funds.

As a result, effective immediately, the Rothschild Funds will not be accepting investments from new shareholders until after the earlier of the closing of the reorganization or the cancellation of the reorganization.

The proposed reorganization will result in a change in the Rothschild Funds’ management arrangements.  First, the new funds will have a new investment adviser, Pacific Life Fund Advisors LLC (“New Adviser”).  The proposed New Adviser has represented to PMP that it expects to retain Rothschild Asset Management Inc. (“Rothschild”) as the sub-adviser to the new funds.  Second, while there are no material differences in the investment objectives, policies and restrictions of the new funds and the corresponding Rothschild Funds, the advisory fees for Rothschild U.S. Large-Cap Value Fund and Rothschild U.S. Large-Cap Core Fund will increase by 0.10% of the average daily net assets of each fund following the reorganization.  The New Adviser, however, has represented to PMP that it will waive 0.10% of its advisory fee for the newly reorganized Large-Cap Core Fund for a two-year period following the reorganization. Second, the new Rothschild Funds will be overseen by a different Board of Trustees as they will no longer be part of PMP, but will instead be part of Pacific Funds Series Trust.  The new Rothschild Funds will also have different service providers than the current funds.  More detailed information about the reorganization and the changes that will result from the reorganization, if approved by the Board of Trustees of Pacific Funds Series Trust and the shareholders of the Rothschild Funds, will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks.  When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations.

Please retain this Supplement with the Prospectus.